SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 6, 2006

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11706	52-1796339
(State or other jurisdiction of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

Form 8-K

Item 8.01. Other Events.

On March 6, 2006, CarrAmerica Realty Corporation (the “Company”). issued a press release announcing that the Company had executed a definitive agreement pursuant to which an affiliate of The Blackstone Group will acquire the Company. A copy of the Company’s press release is attached as Exhibit 99.1. A copy of the Company’s communication to its employees is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated March 6, 2006 issued by CarrAmerica Realty Corporation

99.2	Memorandum from Thomas A. Carr to employees of CarrAmerica Realty Corporation dated March 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

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EXHIBIT INDEX

Exhibit Number
99.1	Press release dated March 6, 2006 issued by CarrAmerica Realty Corporation

99.2	Memorandum from Thomas A. Carr to employees of CarrAmerica Realty Corporation dated March 6. 2006

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